Exhibit 99.2

Condor Hospitality Trust Announces Agreement to Sell Hotels to Blackstone Real Estate

September 23, 2021 – Condor Hospitality Trust, Inc. (NYSE American: CDOR) (the “Company”) announced today that it has entered into an agreement with affiliates of Blackstone Real Estate Partners to sell its entire portfolio of hotels in a $305 million transaction. This is an all cash transaction without the assumption of any existing debt. Completion of the transaction, which is expected to occur in the fourth quarter of 2021, is subject to customary closing conditions, including the approval of the Company’s shareholders.

Bill Blackham C.E.O. stated " We believe that this is an extremely attractive transaction for Company’s shareholders with a highly credible and very experienced buyer. Both Blackstone Real Estate Partners and the Company have teams that have been working and will continue to work towards a timely and successful consummation of the transaction. The Company portfolio is highly attractive as evidenced by the strong buyer interest that surfaced during the marketing process and appears to fit very well into the investment profile of our buyer."

The buyer has entered into voting agreements with certain shareholders of the Company that hold approximately 60% of the outstanding common shares pursuant to which such holders have agreed to vote their shares in favor of the transaction.

Scott Trebilco, Managing Director of Blackstone Real Estate Partners, said, “We are pleased to have reached agreements with Condor and a majority of its shareholders. The portfolio is complementary to our existing select service hotels and is demonstrating strong performance, which we look forward to building on as travel continues to recover.”

The Company also announced today that the Company’s Board of Directors has unanimously adopted a Plan of Liquidation and Dissolution (the “Plan of Liquidation”). The Plan of Liquidation contemplates an orderly wind down of the Company’s business affairs. Following the closing of the sale of the hotel portfolio and the payment of outstanding liabilities, along with the taking of other actions specified in the Plan of Liquidation, including reserving for certain contingent liabilities and claims, the Company intends to distribute certain net proceeds from the sale of the hotel portfolio to the Company’s shareholders in one or more liquidating distribution installments. The implementation of the Plan of Liquidation is conditioned on obtaining approval of the Company’s shareholders.

Additional information regarding the transaction and the Plan of Liquidation will be included in a Form 8-K that the Company will file shortly with the Securities and Exchange Commission (“SEC”) and in a proxy statement the Company intends to file with the SEC and distribute to its shareholders. The Company's proxy statement will include information regarding the timing of the special meeting of the Company's shareholders to approve the transaction and the Plan of Liquidation.

About Condor Hospitality Trust, Inc.

Condor Hospitality Trust, Inc. (NYSE American: CDOR) is a self-administered real estate investment trust that specializes in the investment and ownership of upper midscale and upscale, premium-branded, select-service, extended-stay, and limited-service hotels in the top 100 Metropolitan Statistical Areas (“MSAs”) with a particular focus on the top 20 to 60 MSAs. The Company currently owns 15 hotels in 8 states.  Condor’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Marriott, and InterContinental Hotels.

About Blackstone Real Estate

Blackstone is a global leader in real estate investing. Blackstone’s real estate business was founded in 1991 and has $208 billion of investor capital under management. Blackstone is one of the largest property owners in the world, owning and operating assets across every major geography and sector, including logistics, multifamily and single family housing, office, hospitality and retail. Our opportunistic funds seek to acquire undermanaged, well-located assets across the world. Blackstone’s Core+ strategy invests in substantially stabilized real estate globally through regional open-ended funds focused on high-quality assets and Blackstone Real Estate Income Trust, Inc. (BREIT), a non-listed REIT that invests in U.S. income-generating assets. Blackstone Real Estate also operates one of the leading global real estate debt businesses, providing comprehensive financing solutions across the capital structure and risk spectrum, including management of Blackstone Mortgage Trust (NYSE: BXMT).

Cautionary Statement Regarding Forward-Looking Statements

This news release (including statements about the expected timing, completion and effects of the transaction and the other transactions contemplated by the agreement for the sale of the hotels and the Plan of Liquidation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Condor Hospitality Trust, Inc. (the “Company”), operates and beliefs of and assumptions made by the Company’s management, involve uncertainties that could significantly affect the financial or operating results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders and employees — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with (i) national, international, regional and local economic climates; (ii) the potential liability for a failure to meet regulatory requirements, including the maintenance of real estate investment trust status; (iii) risks associated with the ability to consummate the transaction; (iv) potential changes to tax legislation; (v) the potential impact of announcement of the proposed transaction or consummation of the proposed transaction and Plan of Liquidation on relationships, including with employees; (vi) the unfavorable outcome of any legal proceedings that may be instituted against the Company; (vii) impacts relating to COVID-19 or other pandemics or catastrophic events; and (viii) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its filed reports on Form 10-K and 10-Q. Except to the extent required by applicable law or regulation, the Company disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

Additional Information and Where to Find It

The proposed transaction and the Plan of Liquidation will be submitted to the Company’s shareholders for their consideration. In connection with the proposed transaction and the Plan of Liquidation, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A. The definitive proxy statement will be mailed to the Company’s shareholders. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transaction and Plan of Liquidation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION OR PLAN OF LIQUIDATION INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND PLAN OF LIQUIDATION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when it becomes available), any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.condorhospitality.com, or by contacting the Company at Investor Relations by phone at 301-861-3305 or by email at investors@trustcondor.com. or by requesting them in writing to Condor Hospitality Trust, Inc., 1800 West Pasewalk Avenue, Suite 120, Norfolk, Nebraska 68701, or by telephone at (301) 861-3305.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company shareholders in respect of the proposed transaction and Plan of Liquidation under the rules of the SEC.  Information about the Company’s directors and executive officers is available in the Company’s proxy statements dated November 16, 2020, for its 2020 annual meeting, and December 14, 2020, for a 2021 special meeting, and its Annual Report on Form 10-K for the year ended December 31, 2020 and amendment thereto on Form 10-K/A filed with the SEC and subsequent reports which may be filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction and Plan of Liquidation when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

Contact:

Jill Burger
Chief Financial Officer & Chief Accounting Officer
jburger@trustcondor.com
(402) 371-2520

Blackstone Media Contact
Jeffrey Kauth
(212) 583-5395
Jeffrey.Kauth@Blackstone.com